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                                                                    Exhibit 10.3



         Form of Convertible Note


$______________                                               September __, 1996


     FOR VALUE RECEIVED, THE GROUND ROUND, INC., a Delaware corporation, GR OF MINN., INC., a Delaware corporation and GROUND ROUND RESTAURANTS INC., ("GRR"), a New York corporation (collectively, the "Obligors"), DO HEREBY JOINTLY AND SEVERALLY PROMISE to pay to the order of _________________, (the "Bank"), at the office of The Bank of New York (the "Agent"), at One Wall Street, New York, New York 10286, the sum of ________________ ($__________) or the aggregate unpaid principal amount of the Obligors' obligations hereunder, whichever is less, in lawful money of the United States of America on the date set forth below. The obligations of the Borrowers hereunder shall be joint and several. Unless otherwise defined herein, all terms that are defined in the Agreement (as hereinafter defined) shall have the same meaning herewith.

     This Convertible Note is one of the Convertible Notes referred to in that certain Amended and Restated Credit Agreement, dated as of September _, 1996, as the same may be amended, modified or supplemented from time to time (the "Agreement") among the Borrowers, the Agent and each of the financial institutions from time to time party thereto (the "Lenders"), and is subject to the provisions contained therein which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity thereof and for the amendment or waiver of certain provisions of the Agreement, all upon the terms and conditions specified therein.

     Subject to the right of the holder of this Convertible Note to convert amounts owing hereunder to common stock of GRR, this Convertible Note shall be due and payable as follows: (i) if the holder has issued a demand for payment on or prior to May 25, 1997, on May 31, 1997 or (ii) if the holder has not issued a demand for payment on or prior to May 31, 1997, on thirty days prior written demand for payment provided the holder has not otherwise theretofore exercised its rights of conversion; provided, that if demand for payment has not been issued by the holder on or prior to November 30, 1997 and the holder has not otherwise theretofore exercised its rights of conversion, this Convertible Note shall be due and payable on December 31, 1997 without the necessity of a demand for payment or the taking of any action by the holder, the Agent or any of the Lenders. Any



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demand for payment or exercise of a conversion right shall be irrevocable.

     The principal amount of this Convertible Note shall be automatically reduced by (i) $__________ for each $1,000,000 in aggregate principal reductions of the Term Loans (as defined in the Agreement) received by the Lenders as a prepayment under Section 2.05 of the Agreement during the period commencing July 19, 1996 through and including November 15, 1996; (ii) $___________ for each $1,000,000 in aggregate principal reductions of the Term Loans received by the Lenders as a prepayment under Section 2.05 of the Agreement during the period commencing November 16, 1996 through and including March 15, 1997 and (iii) $__________ for each $1,000,000 in aggregate principal reductions of the Term Loans received by the Lenders as a prepayment under Section 2.05 of the Agreement during the period commencing March 16, 1997 and prior to May 31, 1997; provided, that notwithstanding the foregoing, the aggregate principal amount of this Convertible Note shall not be reduced to an amount less than $_________.

     This Note is secured by certain Collateral referred to in the Agreement, reference to which is hereby made for a description of the Collateral provided thereby and the rights of the Borrowers, the Agent and the holder of this Note in respect of such Collateral.

     This Convertible Note is not subject to prepayment by, or on behalf of, the Obligors. This Convertible Note shall not, prior to the date that the principal amount owed hereunder is due and owing (whether upon its scheduled maturity or by acceleration), accrue interest. From and after the date that any principal amount then due and owing remains unpaid hereunder, interest shall accrue on such unpaid principal amount at the rate set forth in Section 2.06(c) of the Agreement and shall be payable on demand.

     The holder of this Convertible Note shall have the right, at its option, at any time during the period from and after May 1, 1997 through and including 5:00 p.m. N.Y.C. time on the Termination Date (as the same may be extended pursuant to the terms of the Agreement), to convert, subject to the terms and provisions hereof, the principal of this Convertible Note into non-registered and so legended shares of common stock of GRR at a conversion price equal to $2.70833 (the "Conversion Price") of principal hereunder for each share of common stock upon surrender of this Convertible Note to GRR at the address set forth in
Section 8.02 of the Agreement, together with a written notice of election executed by the holder hereof to convert this Convertible Note, specifying the name or names in which the shares of common stock shall be registered, with the addresses of the persons so named. As promptly as practicable after the surrender of this Convertible Note for conversion as set forth herein, GRR shall deliver, or cause to be delivered, certificates



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representing the number of shares of fully paid and non-assessable common stock into which this Convertible Note may be converted in accordance with the provisions hereof, registered in the names as may be specified in such conversion notice. Such conversion shall be deemed to have been made at the close of business on the date that such Convertible Note shall have been surrendered to GRR. Each holder entitled to receive the shares of common stock upon conversion of such Convertible Note shall be treated for all purposes as having become the record holder or holders of such shares of common stock at such time. If the last day for the exercise of the conversion right shall be a Sunday or shall be, in the city in which is then located GRR's principal place of business, a legal holiday or a day on which banking institutions in such city are authorized by law to close, then such conversion rights may be exercised on the next succeeding business day.

     The Conversion Price shall be subject to adjustment as follows:

          (a) In case GRR shall (i) pay a dividend in shares of its capital stock, (ii) subdivide its outstanding shares of common stock, (iii) combine its outstanding shares of common stock into a smaller number of shares, or (iv) issue by reclassification of its shares of common stock any shares of GRR, the conversion price in effect immediately prior thereto shall be adjusted so that the holder of this Convertible Note if thereafter surrendered for conversion shall be entitled to receive the number of shares of common stock of GRR which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Convertible Note been converted immediately prior to the happening of such event. Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made pursuant to this paragraph shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

          (b) In case GRR shall issue rights or warrants to holders of its common stock entitling them (for a period expiring within 15 days after the record date mentioned below) to subscribe for or purchase shares of common stock at a price per share less than the closing price (as defined below) per share of common stock at the record date mentioned below, the price per share at which this Convertible Note may thereafter be converted into common stock shall be determined by dividing the price per share for which this Convertible Note were theretofore convertible into common stock by a fraction of which the numerator shall be the number of shares of common stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of common stock offered for subscription or purchase, and of which the denominator shall be the number of shares of common stock outstanding on the date of



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issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

        (c) For the purpose of any computation under subparagraph (b) above, the "closing price" for any business day shall mean: (i) if the shares shall not be listed or admitted to trading on any national securities exchange, the closing price, if reported, or, if the closing price is not reported, the average of the closing bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ or a similar source selected from time to time by GRR for such purpose, or (ii) if the shares are listed or admitted to trading on the New York Stock Exchange, the closing price on the NYSE - Consolidated Tape (or any successor composite tape reporting transactions on the New York Exchange) or, if such a composite tape shall not be in use or shall not report transactions in the shares, or if the shares shall be listed on a stock exchange other than the New York Stock Exchange, the last reported sales price on the principal national securities exchange on which the greatest number of the shares has been traded during the thirty (30) consecutive business days preceding such business day, or, in either case, if there is no transaction on any business day, the average of the bid and asked prices on such day.

          (d) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least $.10 in such price. All calculations under this paragraph shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     No fractional shares shall be issued upon the conversion of this Convertible Note. If any fractional interest in a share of common stock would, except for the provisions of this paragraph, be deliverable upon the conversion of this Convertible Note, GRR shall, in lieu of delivering a fractional share therefor, adjust such fractional interest as follows: if GRR would otherwise be obligated to issue less than one-half of a share, GRR shall reduce the number of shares to be issued to the nearest whole number of shares (e.g. 100 4/9 shares shall be reduced to 100 shares) and if GRR would otherwise be obligated to issue one-half or more of a share, GRR shall increase the number of shares to be issued to the nearest whole number of shares (e.g., 100 1/2 shares shall be increased to 101 shares).

     Any share of GRR common stock issued to the holder of this Convertible Note shall be governed by the terms of that certain Registration Rights Agreement among GRR and the Lenders of even date herewith.

     This Convertible Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles.

                                        THE GROUND ROUND, INC.

                                        By:
                                           ----------------------
                                           Title:


                                        GR OF MINN., INC.

                                        By:
                                           ----------------------
                                           Title:


                                        GROUND ROUND RESTAURANTS, INC.

                                        By:
                                           ----------------------
                                           Title:
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     This Convertible Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles.


                                                THE GROUND ROUND, INC.


                                                By:
                                                   ----------------------------
                                                   Title:


                                                GR OF MINN., INC.


                                                By:
                                                   ----------------------------
                                                   Title:


                                                GROUND ROUND RESTAURANTS, INC.


                                                By:
                                                   ----------------------------
                                                   Title: